                                                                               .
                                                                               .
                                                                               .


                                                                      EXHIBIT 21


                        SUBSIDIARIES OF IVAX CORPORATION

                                                                                       JURISDICTION OF
         NAME OF SUBSIDIARY                                                             ORGANIZATION
         ------------------                                                            ---------------
         DOMESTIC

                  Baker Norton U.S., Inc.                                               Florida
                  ChemSource Corporation                                                Puerto Rico
                  Cummins Properties, Inc.                                              Florida
                  D & N Holding Company                                                 Delaware
                  Diamedix Corporation                                                  Florida
                  DVM Pharmaceuticals, Inc.                                             Florida
                  Goldline Laboratories, Inc.                                           Florida
                  Goldline Properties Florida, Inc.                                     Florida
                  Immunovision, Inc.                                                    Florida
                  Indiana Protein Technologies, Inc.                                    Indiana
                  Ivax D Sub, LLC                                                       Delaware
                  IVAX Diagnostics, Inc.                                                Delaware
                  IVAX Far East, Inc.                                                   Florida
                  IVAX Laboratories, Inc.                                               Florida
                  IVAX Laboratories Puerto Rico, Inc.                                   Florida
                  IVX Oncology, Inc.                                                    Florida
                  IVAX Pharmaceuticals, Inc.                                            Florida
                  IVAX Pharmaceuticals Caribe, Inc.                                     Delaware
                  IVAX Pharmaceuticals Golden Glades, Inc.                              Florida
                  IVAX Pharmaceuticals NV, Inc.                                         Florida
                  IVAX Pharmaceuticals Pralex, Inc.                                     Delaware
                  IVAX Research, Inc.                                                   Florida
                  IVAX Research Institute, Inc.                                         Florida
                  IVAX Specialty Chemicals Sub, LLC                                     Delaware
                  Pet Technology Corp.                                                  Florida
                  XAVI Corporation                                                      Florida
                  XenoBiotic Laboratories, Inc.                                         Delaware


         INTERNATIONAL

                  AXIV International Ltd.                                               Ireland
                  Baker Cummins Inc.                                                    Canada
                  Baker Norton Farmaceutici Srl                                         Italy
                  C.K. Netpharma Oy                                                     Finland
                  Coverdale B.V.                                                        Netherlands
                  Delta Biologicals S.r.l.                                              Italy
                  Drogueria Sam S.A.                                                    Argentina
                  Elmor, S.A.                                                           Venezuela
                  Elvetium Peru S.A.                                                    Peru
                  Farmagonist AB                                                        Sweden
                  Farma System S.A.                                                     Argentina
                  Galena Pharma Limited Liability Company                               Russia
                  Inversiones Glaciar I Limitada                                        Chile
                  IVAX Argentina, S.A.                                                  Argentina
                  IVAX Asia Ltd.                                                        Hong Kong
                  IVAX (Bermuda) Ltd.                                                   Bermuda
                  IVAX Drug Research Institute, Ltd.                                    Hungary
                  IVAX UK Limited                                                       England
                  IVAX Holdings, A.G.                                                   Switzerland
                  IVAX Holdings C.I.                                                    Caymen Islands
                  IVAX India PVT Limited                                                India
                  IVAX International, B.V.                                              Netherlands
                  IVAX International GmbH                                               Switzerland
                  IVAX International (Luxembourg) Sarl                                  Luxembourg
                  IVAX Pharma, S.A. de C.V.                                             Mexico
                  IVAX Pharmaceuticals (Beijing) Co. Ltd.                               China
                  IVAX Pharmaceuticals Canada, Inc.                                     Canada
                  IVAX Pharmaceuticals Mexico S.A. de C.V.                              Mexico
                  IVAX Pharmaceuticals s.r.o.                                           Czech Republic
                  IVAX SAS                                                              France
                  IVAX Scandinavia AB                                                   Sweden
                  IVAX Uruguay S.A.                                                     Uruguay
                  Kilburn B.V.                                                          Netherlands
                  Kunming Baker Norton Pharmaceutical Co. Ltd                           China
                  LabChile Investment Corp.                                             Cayman Islands
                  Laboratorio Chile S.A.                                                Chile
                  Laboratorios Elmor, S.A.                                              Venezuela
                  Laboratorios Elmor S.A. (Guacara)                                     Venezuela
                  LBC International Corp.                                               Cayman Islands
                  LBC Pharmaceuticals Brasil Ltda.                                      Brasil
                  LBC Pharmaceuticals Colombia S.A.                                     Colombia
                  Maancirkel Holding B.V.                                               Netherlands
                  Medimport Scandinavia AB                                              Sweden
                  Moviler S.A.                                                          Uruguay
                  Natural Health Products Corporation, C.A.                             Venezuela
                  Newpharm S.A.                                                         Peru
                  Norton Gelkaps Gelatine Kapsel Produktion GmbH                        Germany
                  Norton Healthcare Limited                                             England
                  Norton Healthcare (1998) Limited                                      England
                  Norton Healthcare (Proprietary) Limited                               South Africa


                  Norton (Waterford) Limited                                            Ireland
                  Norton Poland Sp. z. o. o.                                            Poland
                  Novaserben, S.A. de C.V.                                              Mexico
                  OFA, CA                                                               Venezuela
                  Pharmatrade S.A.                                                      Chile
                  Rowan International S.A.                                              Uruguay
                  Vitrium Division Farmaceutica, S.A. de C.V.                           Mexico
                  Zenith Goldline, S.A.                                                 Dominican Republic



                                       3